First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data
Exhibit 99.1

                                                         2000                                            1999
                                     ---------------------------------------------   -----------------------------------------------
                                        As of          Second          First            As of          Fourth          Third
                                       June 30,        Quarter         Quarter       December 31,     Quarter         Quarter
                                     --------------  -------------   -------------   -------------  -------------   -------------
------------------------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Total assets                         $ 1,800,863       1,800,863       1,778,469       1,711,712       1,711,712       1,680,087
Total interest-earning assets        $ 1,677,146       1,677,146       1,657,272       1,611,313       1,611,313       1,577,171
Securities, at amortized cost        $   489,569         489,569         553,433         578,546         578,546         609,778
Loans:
   Real estate loans:
     One-to four-family              $   690,811         690,811         673,913         609,742         609,742         590,184
     Home equity                     $    34,220          34,220          32,285          22,499          22,499          20,124
     Multi-family                    $    79,372          79,372          77,738          74,652          74,652          71,703
     Commercial real-estate          $   158,156         158,156         131,112         120,758         120,758         117,230
     Construction                    $    24,908          24,908          28,794          28,413          28,413          20,453
                                     -----------     -----------     -----------     -----------     -----------     -----------
       Total real estate loans       $   987,467         987,467         943,842         856,064         856,064         819,694
                                     -----------     -----------     -----------     -----------     -----------     -----------
   Consumer loans:
     Mobile home                     $    24,351          24,351          25,337          25,957          25,957          25,991
     Recreational vehicle            $    26,837          26,837          24,765          23,389          23,389          19,304
     Automobile                      $    32,472          32,472          25,476          24,289          24,289          20,419
     Personal                        $    15,230          15,230          15,349          15,771          15,771          15,841
     Home improvement                $     7,925           7,925           7,885           7,983           7,983           8,292
     Guaranteed student              $    14,041          14,041          14,483          12,564          12,564          12,275
     Other consumer                  $       665             665             332             280             280             384
                                     -----------     -----------     -----------     -----------     -----------     -----------
       Total consumer loans          $   121,521         121,521         113,627         110,233         110,233         102,506
                                     -----------     -----------     -----------     -----------     -----------     -----------
   Commercial business loans         $    33,013          33,013          26,237          24,301          24,301          19,209
Net deferred fees                    $     2,938           2,938           3,231           4,892           4,892           5,608
                                     -----------     -----------     -----------     -----------     -----------     -----------
       Total loans                   $ 1,144,939       1,144,939       1,086,937         995,490         995,490         947,017
Memo items:
   Total loans originated            $   187,939         116,358          71,581         372,131          90,008          98,692
   Total loans serviced              $   144,891         144,891         138,463         124,578         124,578         121,026
Total interest-bearing liabilities   $ 1,498,546       1,498,546       1,476,730       1,413,798       1,413,798       1,367,354
Deposits:
   Interest-bearing deposits         $ 1,185,855       1,185,855       1,162,211       1,078,153       1,078,153       1,067,133
   Noninterest-bearing deposits      $    37,471          37,471          38,438          35,149          35,149          32,631
                                     -----------     -----------     -----------     -----------     -----------     -----------
     Total deposits                  $ 1,223,326       1,223,326       1,200,649       1,113,302       1,113,302       1,099,764
Short-term borrowings                $    75,180          75,180          74,588          90,005          90,005          45,461
Long-term borrowings                 $   237,510         237,510         239,931         245,640         245,640         254,760
Stockholders' equity                 $   228,995         228,995         229,947         232,616         232,616         235,690
Fair value adjustment included in
   stockholders' equity              $    (8,844)         (8,844)         (8,300)         (8,893)         (8,893)         (6,002)
Common shares outstanding:
   Basic                                  24,654          24,654          25,014          25,658          25,658          25,954
   Diluted                                24,686          24,686          25,014          25,658          25,658          25,954
Equity to assets                           12.72%          12.72%          12.93%          13.59%          13.59%          14.03%

                                                 1999                  1998
                                   ------------------------------  -------------
                                       Second          First          As of
                                       Quarter         Quarter      December 31,
                                    -------------   -------------  -------------
--------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
(Amounts in thousands)
--------------------------------------------------------------------------------
Total assets                           1,633,018       1,591,000      1,508,734
Total interest-earning assets          1,535,963       1,491,837      1,408,097
Securities, at amortized cost            646,155         673,521        572,976
Loans:
   Real estate loans:
     One-to four-family                  533,915         477,363        456,197
     Home equity                          17,873          16,255         15,520
     Multi-family                         72,886          73,142         72,672
     Commercial real-estate              113,248         105,009         98,693
     Construction                         17,425          22,486         19,476
                                     -----------     -----------    -----------
       Total real estate loans           755,347         694,255        662,558
                                     -----------     -----------    -----------
   Consumer loans:
     Mobile home                          25,559          25,309         24,983
     Recreational vehicle                 16,457          12,981          8,906
     Automobile                           16,358          11,633          8,741
     Personal                             15,802          15,349         15,642
     Home improvement                      7,928           7,518          8,131
     Guaranteed student                   13,522          13,967         12,314
     Other consumer                          296             324            342
                                     -----------     -----------    -----------
       Total consumer loans               95,922          87,081         79,059
                                     -----------     -----------    -----------
   Commercial business loans              13,784           7,503          6,616
Net deferred fees                          4,938           4,786          4,516
                                     -----------     -----------    -----------
       Total loans                       869,991         793,625        752,749
Memo items:
   Total loans originated                 99,707          83,724        310,257
   Total loans serviced                  142,137         167,116        170,105
Total interest-bearing liabilities     1,327,100       1,279,641      1,170,580
Deposits:
   Interest-bearing deposits           1,055,568       1,034,001      1,027,983
   Noninterest-bearing deposits           32,750          30,993         32,914
                                     -----------     -----------    -----------
     Total deposits                    1,088,318       1,064,994      1,060,897
Short-term borrowings                     45,453          45,446          5,549
Long-term borrowings                     226,078         200,194        137,048
Stockholders' equity                     239,509         249,256        263,825
Fair value adjustment included in
   stockholders' equity                   (2,090)          2,494          4,587
Common shares outstanding:
   Basic                                  26,404          27,241         28,716
   Diluted                                26,404          27,241         28,716
Equity to assets                           14.67%          15.67%         17.49%

                                                             2000                                            1999
                                           ---------------------------------------------   -----------------------------------------
                                           Year-to-Date       Second          First        Year-to-Date      Fourth          Third
                                             June 30,        Quarter         Quarter       December 31,     Quarter         Quarter
                                           --------------  -------------   -------------   -------------  -------------   ----------
------------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES (5)
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Total assets                            $   1,750,558      1,786,630       1,714,486       1,627,049      1,694,707       1,671,065
Total interest-earning assets           $   1,640,749      1,669,930       1,611,570       1,526,358      1,584,151       1,580,682
Securities, at amortized cost           $     540,466        515,954         564,979         614,174        589,707         627,259
Loans  (1)                              $   1,063,077      1,114,528       1,011,626         869,910        961,904         917,658
Interest-bearing liabilities:
   Savings accounts                     $     303,985        311,953         296,016         302,583        297,622         308,467
   Interest-bearing checking            $     363,830        378,951         348,709         306,628        334,976         320,868
   Certificates of deposits             $     449,672        467,648         431,696         433,168        430,615         423,590
   Mortgagors' payments held in escrow  $      11,470         12,738          10,201          10,834         10,984          15,191
   Other borrowed funds                 $     322,591        317,183         327,999         261,515        314,327         296,739
                                          ------------  -------------   -------------   -------------  -------------   -------------
     Total interest-bearing liabilities $   1,451,548      1,488,473       1,414,621       1,314,728      1,388,524       1,364,855
Interest-bearing deposits               $   1,128,957      1,171,290       1,086,622       1,053,213      1,074,197       1,068,116
Noninterest-bearing deposits            $      34,254         35,504          33,005          31,921         32,125          31,839
                                          ------------  -------------   -------------   -------------  -------------   -------------
Total deposits                          $   1,163,211      1,206,794       1,119,627       1,085,134      1,106,322       1,099,955
Short-term borrowings                   $      85,981         80,915          91,060          41,048         65,844          45,454
Long-term borrowings                    $     236,610        236,268         236,939         220,466        248,483         251,285
Stockholders' equity                    $     229,000        227,192         230,809         245,099        236,380         238,182
Common shares outstanding:
   Basic                                       25,058         24,739          25,377          26,744         25,864          26,225
   Diluted                                     25,065         24,753          25,377          26,744         25,864          26,225

                                                    1999                2000
                                           ------------------------  -----------
                                              Second      First     Year-to-Date
                                             Quarter     Quarter    December 31,
                                          -----------  -----------  -----------

--------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES (5)
(Amounts in thousands)
--------------------------------------------------------------------------------
Total assets                                 1,618,039    1,522,004    1,340,553
Total interest-earning assets                1,518,391    1,419,779    1,269,284
Securities, at amortized cost                  654,224      585,317      515,714
Loans  (1)                                     826,239      711,219      684,723
Interest-bearing liabilities:
   Savings accounts                            307,312      296,859      302,313
   Interest-bearing checking                   299,028      270,779      205,326
   Certificates of deposits                    430,283      448,487      476,641
   Mortgagors' payments held in escrow          10,528        8,173        9,483
   Other borrowed funds                        257,693      175,386       69,485
                                          -------------  -----------  ----------
     Total interest-bearing liabilities      1,304,844    1,199,684    1,063,248
Interest-bearing deposits                    1,047,151    1,024,298      993,763
Noninterest-bearing deposits                    31,511       30,574       28,242
                                          -------------  -----------  ----------
Total deposits                               1,078,662    1,054,872    1,022,005
Short-term borrowings                           45,461        6,737       12,861
Long-term borrowings                           212,232      168,649       56,625
Stockholders' equity                           248,892      257,247      223,285
Common shares outstanding:
   Basic                                        27,026       27,888       28,722
   Diluted                                      27,026       27,888       28,722

First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data (Cont'd.)
Exhibit 99.1

                                                        2000                                      1999
                                         -------------------------------------   --------------------------------------
                                           As of         Second        First        As of         Fourth     Third
                                         June 30,       Quarter       Quarter    December 31,    Quarter    Quarter
                                         -----------   ----------   ----------   ------------- ----------- ------------
-----------------------------------------------------------------------------------------------------------------------
SELECTED OPERATIONS DATA
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------
Interest income                           $ 59,795        30,836       28,959       107,814       28,401      27,893
Interest expense                          $ 32,486        16,727       15,759        57,060       15,458       14,873
                                          --------      --------     --------      --------     --------     --------
Net interest income                       $ 27,309        14,109       13,200        50,754       12,943       13,020
Provision for credit losses               $    971           554          417         2,466          544          554
                                          --------      --------     --------      --------     --------     --------
Net interest income after provision       $ 26,338        13,555       12,783        48,288       12,399       12,466
Noninterest income:
   Bank service charges and fees          $  3,162         1,678        1,484         4,816        1,292        1,258
   Loan fees                              $    750           422          327         1,684          390          379
   Insurance services and fees            $  8,331         4,349        3,982        15,723        3,813        3,959
   Leasing income                         $    667           369          298            --           --           --
   Bank-owned life insurance earnings     $    986           504          482         1,581          498          418
   Annuity and mutual fund commissions    $    716           421          295         1,382          331          355
   Net securities gains (losses)          $    (17)            7          (24)          478          295            1
   Premiums from covered-call options     $    590           308          282         1,378          153          428
   Other                                  $    624           275          350           646          118          230
                                          --------      --------     --------      --------     --------     --------
     Total noninterest income             $ 15,809         8,333        7,476        27,688        6,890        7,028
Noninterest expense:
   Salaries and benefits                  $ 15,614         8,021        7,593        27,708        7,186        7,234
   Occupancy and equipment                $  2,608         1,329        1,279         4,506        1,157        1,105
   Technology and communications          $  2,479         1,271        1,208         4,481        1,205        1,131
   Marketing and advertising              $  1,579           886          693         1,893          413          461
   Charitable contributions               $     93            20           73           122           23           17
   Other                                  $  4,126         2,237        1,889         7,439        2,165        1,808
                                          --------      --------     --------      --------     --------     --------
     Total noninterest expense            $ 26,499        13,764       12,735        46,149       12,149       11,756
Income before income taxes and
  goodwill amortization                   $ 15,648         8,124        7,524        29,827        7,140        7,738
Income taxes                              $  5,069         2,653        2,416         9,893        2,317        2,580
                                          --------      --------     --------      --------     --------     --------
Net income-cash basis                     $ 10,579         5,471        5,108        19,934        4,823        5,158
                                          --------      --------     --------      --------     --------     --------
Goodwill amortization                     $  1,061           609          452         1,494          374          372
                                          --------      --------     --------      --------     --------     --------
Net income-GAAP basis                     $  9,518         4,862        4,656        18,440        4,449        4,786
                                          --------      --------     --------      --------     --------     --------

------------------------------------------------------------------------------------------------------------------------------------
STOCK AND RELATED PER SHARE DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Net income per share:
Cash basis:
   Basic                                  $   0.42          0.22         0.20          0.75         0.19         0.20
   Diluted                                $   0.42          0.22         0.20          0.75         0.19         0.20
GAAP basis:
   Basic                                  $   0.38          0.20         0.18          0.69         0.17         0.18
   Diluted                                $   0.38          0.20         0.18          0.69         0.17         0.18
Cash dividends                            $   0.13          0.07         0.06          0.14(3)      0.06(3)      - (3)
Dividend payout ratio                        34.23%        35.62%       32.70%        20.30%(3)    34.88%(3)     - (3)
Book value                                $   9.14          9.14         9.19          9.07         9.07         9.08
Market price (NASDAQ: FNFG):
   High                                   $  10.38         10.16        10.38         11.13        11.00        10.94
   Low                                    $   8.25          9.00         8.25          9.00        10.13         9.69
   Close                                  $   9.38          9.38         9.75         10.25        10.25        10.44
Treasury shares repurchased                  1,063           407          656         3,111          308          465

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS (5)
(Annualized)
------------------------------------------------------------------------------------------------------------------------------------
Cash basis:
Return on average assets                      1.23%         1.25%        1.21%         1.24%        1.14%        1.24%
Return on average equity                     10.26%        10.91%        9.64%         8.62%        8.59%        9.16%
GAAP basis:
Return on average assets                      1.09%         1.09%        1.09%         1.13%        1.04%        1.14%
Return on average equity                      8.36%         8.61%        8.11%         7.52%        7.47%        7.97%

Yield on interest-earning assets              7.29%         7.39%        7.19%         7.06%        7.17%        7.06%
Rate on interest-bearing liabilities          4.49%         4.51%        4.47%         4.34%        4.42%        4.32%
                                          --------      --------     --------      --------     --------     --------
Net interest rate spread                      2.80%         2.88%        2.72%         2.72%        2.75%        2.74%
Net interest margin as a percent of
   interest-earning assets                    3.36%         3.39%        3.29%         3.33%        3.24%        3.27%
As a percentage of average assets:
   Noninterest income (4)                     1.82%         1.87%        1.76%         1.67%        1.54%        1.67%
   Noninterest expense                        3.17%         3.24%        3.09%         2.93%        2.93%        2.88%
                                          --------      --------     --------      --------     --------     --------
   Net overhead                               1.35%         1.37%        1.33%         1.26%        1.39%        1.21%
Efficiency ratio                             63.89%        64.07%       63.70%        61.11%       64.10%       60.50%

                                                      1999                  1998
                                        -----------------------------   -------------
                                           Second         First          As of
                                           Quarter        Quarter       December 31,
                                        -------------  -------------    -------------
------------------------------------------------------------------------------------------------------------------------------------
SELECTED OPERATIONS DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                             26,579         24,941         92,102
Interest expense                            13,852         12,877         47,966
                                        ------------   ------------     ------------
Net interest income                         12,727         12,064         44,136
Provision for credit losses                    547            821          2,084
                                        ------------   ------------     ------------
Net interest income after provision         12,180         11,243         42,052
Noninterest income:
   Bank service charges and fees             1,201        1,065            3,791
   Loan fees                                   465          450            1,736
   Insurance services and fees               3,951        4,000            1,120
   Leasing income                             --           --               --
   Bank-owned life insurance earnings          335          330              769
   Annuity and mutual fund commissions         373          323              741
   Net securities gains (losses)                 4          178              138
   Premiums from covered-call options          293          504               (9)
   Other                                       228           70              896
                                        ------------   ------------     -------------
     Total noninterest income                6,850        6,920            9,182

Noninterest expense:
   Salaries and benefits                     6,802        6,486           15,900
   Occupancy and equipment                   1,103        1,141            3,388
   Technology and communications             1,100        1,045            3,166
   Marketing and advertising                   511          508            1,543
   Charitable contributions                     23           59            6,849
   Other                                     1,784        1,682            5,100
                                        ------------   -----------      -----------
     Total noninterest expense              11,323       10,921           35,946

Income before income taxes and
  goodwill amortization                      7,707        7,242           15,288
Income taxes                                 2,633        2,363            4,906
                                        ------------   -----------      ------------
Net income-cash basis                        5,074        4,879           10,382(2)
                                        ------------   -----------      ------------
Goodwill amortization                          374          374             --
                                        ------------   -----------      ------------
Net income-GAAP basis                        4,700        4,505           10,382
                                        ------------   -----------      ------------

------------------------------------------------------------------------------------------------------------------------------------
STOCK AND RELATED PER SHARE DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Net income per share:
Cash basis:
   Basic                                      0.19         0.17         0.36
   Diluted                                    0.19         0.17         0.36
GAAP basis:
   Basic                                      0.17         0.16         0.36(2)
   Diluted                                    0.17         0.16         0.36(2)
Cash dividends                                0.04         0.04         0.06
Dividend payout ratio                        23.00%       24.76%       16.60%
Book value                                    9.07         9.15         9.19
Market price (NASDAQ: FNFG):
   High                                      10.94        11.13        17.06
   Low                                        9.00         9.25         8.38
   Close                                     10.63        10.00        10.50
Treasury shares repurchased                    850        1,488         --

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS (5)
(Annualized)
------------------------------------------------------------------------------------------------------------------------------------
Cash basis:
Return on average assets                      1.27%        1.31%        0.77%(2)
Return on average equity                      8.68%        8.10%        4.65%(2)
GAAP basis:
Return on average assets                      1.17%        1.20%        0.77%
Return on average equity                      7.57%        7.10%        4.65%
Yield on interest-earning assets              7.00%        7.03%        7.26%
Rate on interest-bearing liabilities          4.26%        4.35%        4.51%
                                          --------     --------     --------
Net interest rate spread                      2.74%        2.68%        2.75%
Net interest margin as a percent of
   interest-earning assets                    3.36%        3.45%        3.48%
As a percentage of average assets:
   Noninterest income (4)                     1.70%        1.84%        0.68%
   Noninterest expense                        2.90%        3.01%        2.68%(2)
                                          --------     --------     --------
   Net overhead                               1.20%        1.17%        2.00%(2)
Efficiency ratio                             59.76%       60.06%       67.59%(2)

First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data (Cont'd.)
Exhibit 99.1

                                                             2000                                 1999
                                             -----------------------------------  ------------------------------------
                                                As of        Second      First       As of        Fourth      Third
                                               June 30,     Quarter     Quarter   December 31,   Quarter     Quarter
                                             ------------- ----------  ---------  ------------ ----------  ----------
---------------------------------------------------------------------------------------------------------------------
RISK-BASED CAPITAL RATIOS
(Amounts in thousands)
---------------------------------------------------------------------------------------------------------------------
Tier 1 capital                                   19.50%      19.50%      20.09%      22.40%      22.40%      22.88%
Total capital                                    20.68%      20.68%      21.33%      23.56%      23.56%      24.00%
Leverage capital                                 11.99%      11.99%      12.62%      13.51%      13.51%      13.71%
--------------------------------------------------------------------------------------------------------------------
ASSET QUALITY DATA
(Amounts in thousands)
--------------------------------------------------------------------------------------------------------------------
Non-performing loans:
   One-to four-family                          $ 1,209       1,209       1,325         974         974         926
   Home equity                                 $    17          17          54         130         130         132
   Commercial real estate and multi-family     $   487         487         627         640         640         641
   Consumer                                    $    42          42          70          33          33         145
   Commercial business                         $   232         232         159         152         152         152
                                               -------     -------     -------     -------     -------     -------
     Total non-performing loans                $ 1,987       1,987       2,235       1,929       1,929       1,996

Other non-performing assets                    $   238         238         436       1,073       1,073       1,017
                                               -------     -------     -------     -------     -------     -------
Total non-performing assets                    $ 2,225       2,225       2,671       3,002       3,002       3,013

Allowance for credit losses                    $10,991      10,991      10,503       9,862       9,862       9,526
Net loan charge-offs                           $   142          66          76         614         208         146
Total non-performing assets as
   percentage of total assets                     0.12%       0.12%       0.15%       0.18%       0.18%       0.18%
Total non-performing loans to total loans         0.18%       0.18%       0.21%       0.19%       0.19%       0.21%
Net charge-offs to average loans                  0.01%       0.01%       0.01%       0.07%       0.02%       0.02%
Allowance for credit losses to total loans        0.96%       0.96%       0.97%       0.99%       0.99%       1.01%
Allowance for credit losses
   to non-performing loans                      553.15%     553.15%     469.93%     511.27%     511.27%     477.26%
--------------------------------------------------------------------------------------------------------------------
Personnel FTE                                   671.50      671.50      649.50      624.50      624.50      635.00
Number of bank offices                              22          22          22          18          18          18
--------------------------------------------------------------------------------------------------------------------
                                                     1999             1998
                                              -------------------  ------------
                                                Second    First       As of
                                               Quarter   Quarter   December 31,
                                              --------- ---------  ------------
-------------------------------------------------------------------------------
RISK-BASED CAPITAL RATIOS
(Amounts in thousands)
-------------------------------------------------------------------------------
Tier 1 capital                                   24.07%      26.08%      31.67%
Total capital                                    25.27%      27.29%      32.88%
Leverage capital                                 14.19%      15.30%      18.05%
-------------------------------------------------------------------------------
ASSET QUALITY DATA
(Amounts in thousands)
-------------------------------------------------------------------------------
Non-performing loans:
   One-to four-family                         $    895       1,162       1,459
   Home equity                                $     71          71          13
   Commercial real estate and multi-family    $    693         597       1,706
   Consumer                                   $     76          57          62
   Commercial business                        $    184         123          56
                                               -------     -------     -------
     Total non-performing loans               $  1,919       2,010       3,296

Other non-performing assets                   $  1,039         955         589
                                               -------     -------     -------
Total non-performing assets                   $  2,958       2,965       3,885

Allowance for credit losses                   $  9,118       8,730       8,010
Net loan charge-offs                          $    159         101         995
Total non-performing assets as
   percentage of total assets                     0.18%       0.19%       0.26%
Total non-performing loans to total loans         0.22%       0.26%       0.43%
Net charge-offs to average loans                  0.02%       0.01%       0.15%
Allowance for credit losses to total loans        1.05%       1.10%       1.06%
Allowance for credit losses
   to non-performing loans                      475.14%     434.31%     243.02%
-------------------------------------------------------------------------------
Personnel FTE                                   606.00      588.00      401.50
Number of bank offices                              18          18          18

------------------------------------------

(1) Net of deferred loan fees and expenses, loan discounts and loans-in-process.
(2) During the second quarter of 1998, First Niagara Financial Group, Inc. contibuted $4.0 million, net of applicable taxes, to the First Niagara Bank Foundation. Noninterest expense includes $6.75 million for the one-time contribution of cash and common stock. The following data excludes the effect of the contribution. Additionally, the earnings per share calculation includes proforma earnings of $0.10 per share for January 1, 1998 through April 17, 1998, the period prior to the Initial Public Offering ("Offering"). Such calculations of proforma per share data do not include the effect of estimated earnings on the proceeds raised from the Offering.

                                                                  1998
                                                              -------------
                                                                  As of
                                                               December 31,
                                                             ----------------
                                                          (Amounts in thousands)

              Net income:                                  $        14,366
               Basic                                       $          0.50
               Diluted                                     $          0.50
              Return on average assets                               1.07%
              Return on average equity                               6.43%
              As a percentage of average assets:
               Noninterest expense                                   2.18%
               Net overhead                                          1.50%
              Efficiency ratio                                      54.90%

(3) In order to coincide with the Company's Board of Director's review of quarterly results, the dividend declaration date for the third quarter of 1999 was scheduled during the fourth quarter of 1999. Correspondingly, the dividend declaration date for the fourth quarter of 1999 was scheduled during the first quarter of 2000. During 1999, three quarterly dividends were declared.
(4)    Excluding net gain/loss on sale of securities available for sale.
(5)    Averages presented are daily averages.